                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     October 22, 2004
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                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                    333-70663                           06-1529524
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            (Commission File Number)          (IRS Employer Identification No.)

  160 Raritan Center Parkway, Edison, New Jersey                      08837
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    (Address of Principal Executive Offices)                        (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

         This Current Report on Form 8-K is being filed for the sole purpose of filing the agreements set forth as exhibits under Item 9.01 below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibits are furnished with this report:

Exhibit
  No.    Description

10.1     Factoring Agreement, dated April 24, 1989, between Majesco Sales Inc.
         and Rosenthal & Rosenthal, Inc.

10.2     Amendment to Factoring Agreement, dated March 18, 1999, between Majesco
         Sales Inc. and Rosenthal & Rosenthal, Inc.

10.3     Amendment to Factoring Agreement, dated September 30, 2004, between
         Majesco Sales Inc. and Rosenthal & Rosenthal, Inc.

10.4     Assignment of Monies Due Under Factoring Agreement, dated July 21,
         2000, by and among Majesco Sales Inc., Rosenthal & Rosenthal, Inc. and
         Transcap Trade Finance.

10.5     Master Purchase Order Assignment Agreement, dated July 21, 2000, between Majesco Sales Inc. and Transcap Trade Finance

10.6     Sixth Amendment to Master Purchase Order Assignment Agreement, dated
         September 12, 2003, between Majesco Sales Inc. and Transcap Trade
         Finance LLC

10.7     Seventh Amendment to Master Purchase Order Assignment Agreement, dated
         October 16, 2003, between Majesco Sales Inc. and Transcap Trade Finance
         LLC

10.8     Eight Amendment to Master Purchase Order Assignment Agreement, dated
         April 14, 2004, between Majesco Sales Inc. and Transcap Trade Finance
         LLC

10.9     Guaranty and Pledge Agreement, dated July 21, 2000, by and among Jesse
         Sutton, Joseph Sutton, Morris Sutton, Adam Sutton and Transcap Trade
         Finance

10.10    Security Agreement and Financing Statement, dated July 21, 2000, by and among Majesco Sales Inc. and Transcap Trade Finance

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Majesco Holdings Inc.
                                           (Registrant)

Date: October 22, 2004                     By:   /s/ Carl J. Yankowski
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                                                 Carl J. Yankowski
                                                 Chief Executive Officer